                                                                      EXHIBIT 16


                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



Formula                                             P(1+T)n  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                             $991.29  =    ERV
One year period ended 12/31/96                            1  =    n

TOTAL RETURN FOR THE PERIOD                          (.87%)  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $1,041.00  =    ERV
One year period ended 12/31/96                            1  =    n

TOTAL RETURN FOR THE PERIOD                           4.10%  =    T



          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996



Formula                                             P(1+T)n  =    ERV
Including Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $1,270.02  =    ERV
Five years ended 12/31/96                                 5  =    n

TOTAL RETURN FOR THE PERIOD                           4.90%  =    T

Excluding Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P


Ending Redeemable Value                           $1,332.95  =    ERV
Five years ended 12/31/96                                 5  =    n

TOTAL RETURN FOR THE PERIOD                           5.92%  =    T




                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1996



Formula                                             P(1+T)n  =    ERV
Including Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $2,000.83  =    ERV
Ten years ended 12/31/96                                 10  =    n

TOTAL RETURN FOR THE PERIOD                           7.18%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $2,101.07  =    ERV
Ten years ended 12/31/96                                 10  =    n

TOTAL RETURN FOR THE PERIOD                           7.71%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



Formula                                             P(1+T)n  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                      $14.46
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $3,148.14  =    ERV
Inception through 12/31/96                            12.59  =    n

TOTAL RETURN FOR THE PERIOD                           9.54%  =    T

Excluding Payment of the Sales Charge
Net Asset Value                                      $14.46

Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $3,304.75  =    ERV
Inception through 12/31/96                            12.59  =    n

TOTAL RETURN FOR THE PERIOD                           9.96%  =    T



                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996



Formula                        ERV - P
                               -------
                                 P                        =     T

Including Payment of the Sales Charge
Net Asset Value                                          $14.46
Initial Investment                                    $1,000.00  =    P
Ending Redeemable Value                               $3,148.14  =    ERV

TOTAL RETURN FOR THE PERIOD                             214.81%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                          $14.46
Initial Investment                                    $1,000.00  =    P
Ending Redeemable Value                               $3,304.75  =    ERV

TOTAL RETURN FOR THE PERIOD                             230.48%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                                         P(1+T)n  =    ERV

Including Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                         $993.75  =    ERV
One year period ended 12/31/96                        1  =    n

TOTAL RETURN FOR THE PERIOD                      (.63%)  =    T


Excluding Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,032.41  =    ERV
One year period ended 12/31/96                        1  =    n

TOTAL RETURN FOR THE PERIOD                       3.24%  =    T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


Formula                                         P(1+T)n  =    ERV

Including Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,220.03  =    ERV
Inception through 12/31/96                         4.36  =    n

TOTAL RETURN FOR THE PERIOD                       4.67%  =    T

Excluding Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,233.67  =    ERV
Inception through 12/31/96                         4.36  =    n

TOTAL RETURN FOR THE PERIOD                       4.93%  =    T


                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula                                ERV - P
                                       -------
                                         P           =     T

Including Payment of the CDSC
Net Asset Value                                       $14.45
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,220.03  =    ERV

TOTAL RETURN FOR THE PERIOD                           22.00%  =    T


Excluding Payment of the CDSC
Net Asset Value                                       $14.45
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,233.67  =    ERV

TOTAL RETURN FOR THE PERIOD                           23.37%  =    T

                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula                                         P(1+T)n  =    ERV

Including Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,022.74  =    ERV
One year period ended 12/31/96                        1  =    n

TOTAL RETURN FOR THE PERIOD                       2.27%  =    T


Excluding Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,032.41  =    ERV
One year period ended 12/31/96                        1  =    n

TOTAL RETURN FOR THE PERIOD                       3.24%  =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



Formula                                         P(1+T)n  =    ERV

Including Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,140.22  =    ERV
Inception through 12/31/96                         3.39  =    n

TOTAL RETURN FOR THE PERIOD                       3.95%  =    T

Excluding Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,140.22  =    ERV
Inception through 12/31/96                         3.39  =    n

TOTAL RETURN FOR THE PERIOD                       3.95%  =    T



                          VAN KAMPEN AMERICAN CAPITAL
                     U.S. GOVERNMENT FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996


Formula                           ERV - P
                                  -------
                                    P             =     T

Including Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,140.22  =    ERV

TOTAL RETURN FOR THE PERIOD                      14.02%  =    T

Excluding Payment of the CDSC
Net Asset Value                                  $14.45
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,140.22  =    ERV

TOTAL RETURN FOR THE PERIOD                      14.02%  =    T

                            CALCULATION OF YIELD


        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                                   a-b       6
                                YIELD (y) = 2 [ (------- + 1)  - 1
                                                   cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period

    Class A

        a = 22,325,717.70
        b = 1,582,439.50
        c = 177,774,562.330
        d = 15.27
        e = 9.35%

    Class B Shares

      Formula

        Class A Share Yield + Sales Charge Effect - Expense Differential

        Class A Share Yield                                                9.35%
        + Sales Charge Effect (Maximum Sales Charge x Class A
        Share SEC Yield) 4.75% x 9.35%                                      .44%
        - Expense Differential between Class A Shares and Class B Shares    .83%
                                                                           -----
        Class B Share SEC Yield                                            8.96%
                                                                           =====

        - Waived Expense Adjustment                                         .00%
                                                                           -----
        Class B Share SEC Yield (Without Expense Waiver)                   8.96%
                                                                           =====

    Class C Shares

      Formula

        Class A Share Yield + Sales Charge Effect - Expense Differential

        Class A Share Yield                                                9.35%
        + Sales Charge Effect (Maximum Sales Charge x Class A
        Share SEC Yield) 4.75% + 9.35%                                      .44%
        - Expense Differential between Class A Shares and Class C Shares    .83%
                                                                           -----
        Class C Share SEC Yield                                            8.96%
                                                                           =====

        - Waived Expense Adjustment                                         .00%
                                                                           -----
        Class C Share Yield (Without Expense Waiver                        8.96%
                                                                           =====

                             U.S. GOVERNMENT FUND
                       CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED DECEMBER 31, 1996


                       Current Annual Income Per Share
                       -------------------------------
                            Current Offering Price


Class A Shares


                                        $1.050
                                        ------
                                        $15.18                 = 6.92%

Class B Shares


                                        $ .936
                                        ------
                                        $14.45                 = 6.48%

Class C Shares

                                        $ .936
                                        ------
                                        $14.45                 = 6.48%